EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard International Equity Funds
File Number: 811-5972
Registrant CIK Number: 0000857489


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


Series 1

SEC Identifier S000005787(Vanguard European Stock Index Fund)
Class 1 SEC Identifier C000015903
Class 2 SEC Identifier C000015904
Class 3 SEC Identifier C000015905
Class 4 SEC Identifier C000096107
Class 5 SEC Identifier C000015906


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $8,153
2. Dividends for a second class of open-end company shares                                                          $44,675
3. Dividends for a third class of open-end company shares                                                           $11,214
4. Dividends for a fourth class of open-end company shares                                                          $1,241
5. Dividends for a fifth class of open-end company shares							    $135,800

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.307
        2. Dividends from a second class of open-end company shares                                                 $0.760
        3. Dividends from a third class of open-end company shares                                                  $0.329
	4. Dividends from a fourth class of open-end company shares                                                 $1.486
	5. Dividends from a fifth class of open-end company shares                                                  $0.607

Item 74

U)      1. Number of shares outstanding                                                                              27,026
        2. Number of shares outstanding for a second class of shares of open-end company shares                      61,845
        3. Number of shares outstanding for a third class of shares of open-end company shares                       32,661
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                      863
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                       244,831

V)      1. Net asset value per share (to the nearest cent)                                                           30.36
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)              70.71
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)               30.15
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)              134.67
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)               56.53


Series 2

SEC Identifier S000005788(Vanguard Pacific Stock Index Fund)
Class 1 SEC Identifier C000015907
Class 2 SEC Identifier C000015908
Class 3 SEC Identifier C000015909
Class 4 SEC Identifier C000015910


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $4,049
2. Dividends for a second class of open-end company shares                                                          $24,561
3. Dividends for a third class of open-end company shares                                                           $4,152
4. Dividends for a fourth class of open-end company shares                                                          $34,297
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.133
        2. Dividends from a second class of open-end company shares                                                 $0.915
        3. Dividends from a third class of open-end company shares                                                  $0.142
	4. Dividends from a fourth class of open-end company shares                                                 $0.740

Item 74

U)      1. Number of shares outstanding                                                                              30,451
        2. Number of shares outstanding for a second class of shares of open-end company shares                      27,897
        3. Number of shares outstanding for a third class of shares of open-end company shares                       28,873
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                      52,715

V)      1. Net asset value per share (to the nearest cent)                                                           12.12
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)              78.63
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)               12.03
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)              63.58


Series 3

SEC Identifier S000005786(Vanguard Emerging Markets Stock Index Fund)
Class 1 SEC Identifier C000015900
Class 2 SEC Identifier C000035633
Class 3 SEC Identifier C000015901
Class 4 SEC Identifier C000096106
Class 5 SEC Identifier C000015902

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $9,787
2. Dividends for a second class of open-end company shares                                                          $51,082
3. Dividends for a third class of open-end company shares                                                           $23,284
4. Dividends for a fourth class of open-end company shares                                                          $17,036
5. Dividends for a fifth class of open-end company shares                                                           $280,342

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.130
        2. Dividends from a second class of open-end company shares                                                 $0.203
        3. Dividends from a third class of open-end company shares                                                  $0.157
	4. Dividends from a fourth class of open-end company shares                                                 $0.532
	5. Dividends from a fifth class of open-end company shares                                                  $0.245

Item 74

U)      1. Number of shares outstanding                                                                             72,935
        2. Number of shares outstanding for a second class of shares of open-end company shares                     258,155
        3. Number of shares outstanding for a third class of shares of open-end company shares                      151,560
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                     31,434
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                      1,141,183

V)      1. Net asset value per share (to the nearest cent)                                                          27.82
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             36.54
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              27.79
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)             92.43
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)              43.93


Series 4

SEC Identifier S000015871 (Vanguard FTSE All-World ex-US Index Fund)
Class 1 SEC Identifier C000043571
Class 2 SEC Identifier C000105302
Class 3 SEC Identifier C000096109
Class 4 SEC Identifier C000043572
Class 5 SEC Identifier C000043573

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $5,760
2. Dividends for a second class of open-end company shares                                                      $30,456
3. Dividends for a third class of open-end company shares                                                       $51,973
4. Dividends for a fourth class of open-end company shares                                                      $25,787
5. Dividends for a fifth class of open-end company shares							$141,922

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $.201
        2. Dividends from a second class of open-end company shares                                             $.338
        3. Dividends from a third class of open-end company shares                                              $1.075
	4. Dividends from a fourth class of open-end company shares                                             $1.148
	5. Dividends from a fifth class of open-end company shares						$0.541

Item 74

U)      1. Number of shares outstanding                                                                        30,255
        2. Number of shares outstanding for a second class of shares of open-end company shares                99,255
        3. Number of shares outstanding for a third class of shares of open-end company shares                 50,323
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                23,941
	5. Number of shares outstanding for a fifth class of shares of open-end company shares		      276,389

V)      1. Net asset value per share (to the nearest cent)                                                      20.14
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)         31.73
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)         100.59
        4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)        106.52
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)	        51.05


Series 5

SEC Identifier S000022482 (Vanguard Total World Stock Index Fund)
Class 1 SEC Identifier C000065037
Class 2 SEC Identifier C000065039
Class 3 SEC Identifier C000065038

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $9,535
2. Dividends for a second class of open-end company shares                                                          $16,958
3. Dividends for a third class of open-end company shares                                                           $45,257

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.271
        2. Dividends from a second class of open-end company shares                                                 $1.432
        3. Dividends from a third class of open-end company shares                                                  $0.692

Item 74

U)      1. Number of shares outstanding                                                                             37,458
        2. Number of shares outstanding for a second class of shares of open-end company shares                     12,797
        3. Number of shares outstanding for a third class of shares of open-end company shares                      67,894

V)      1. Net asset value per share (to the nearest cent)                                                          25.73
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             128.91
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              63.13


Series 6

SEC Identifier S000025074 (Vanguard FTSE All-World ex-US Small-Cap Index Fund)
Class 1 SEC Identifier C000074579
Class 2 SEC Identifier C000074580
Class 3 SEC Identifier C000074581

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $5,534
2. Dividends for a second class of open-end company shares                                                          $863
3. Dividends for a third class of open-end company shares                                                           $31,043

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.531
        2. Dividends from a second class of open-end company shares                                                 $2.836
        3. Dividends from a third class of open-end company shares                                                  $1.474

B)      1. Distributions of capital gains                                                                           $0
        2. Distributions of capital gains from a second class of open-end company shares                            $0
        3. Distributions of capital gains from a third class of open-end company shares                             $0


Item 74

U)      1. Number of shares outstanding                                                                             11,462
        2. Number of shares outstanding for a second class of shares of open-end company shares                     408
        3. Number of shares outstanding for a third class of shares of open-end company shares                      24,103

V)      1. Net asset value per share (to the nearest cent)                                                          39.87
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             199.72
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              104.51


Series 7

SEC Identifier S000030007 (Vanguard Global ex-U.S. Real Estate Index Fund)
Class 1 SEC Identifier C000092023
Class 2 SEC Identifier C000092024
Class 3 SEC Identifier C000092026
Class 4 SEC Identifier C000092025

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $1,310
2. Dividends for a second class of open-end company shares                                                          $7,479
3. Dividends for a third class of open-end company shares                                                           $4,599
4. Dividends for a fourth class of open-end company shares                                                          $54,593


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.539
        2. Dividends from a second class of open-end company shares                                                 $.832
	3. Dividends from a third class of open-end company shares                                                  $2.790
	4. Dividends from a fourth class of open-end company shares                                                 $1.376


Item 74

U)      1. Number of shares outstanding                                                                             2,793
        2. Number of shares outstanding for a second class of shares of open-end company shares                     9,963
        3. Number of shares outstanding for a third class of shares of open-end company shares                      1,817
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                     53,062

V)      1. Net asset value per share (to the nearest cent)                                                          23.67
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             35.84
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              119.41
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)             59.15

